Exhibit 10 to Form 10-Q
                              (Material Contracts)




Exhibit  Page   Description
No.      No.
-------  ----   -----------
10.1       *    Lease with Capitol Properties Four, L.C.
10.2       *    1998 Incentive Stock Option Plan
10.3       *    Security Agreement with Michael and Barbara Feaster
10.4       1    Employment Agreement with Robert H. Reback,  President and Chief
                Executive Officer
10.5       9    Employment  Agreement  with   David P. Faulkner,  Executive Vice
                President and Managing Director of Machine Control Products
10.6      17    Employment Agreement  with  Michael D. Feaster,   Vice President
                of Software Development
10.7      25    Employment Agreement  with  Steven K. Sorensen,   Vice President
                and Chief Technical Officer
10.8      33    Employment Agreement  with  Riley G. Astill,   Vice President of
                Finance, Chief Financial Officer, Treasurer and Secretary


----------------------------
* Incorporated by reference

                                  Exhibit 10.4
                   (Employment Agreement for Robert H. Reback)

                              CIMETRIX INCORPORATED
                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into this ___ day of November, 2001, by and between CIMETRIX INCORPORATED, a Nevada corporation (the "Company") and ROBERT H. REBACK (the "Executive"), to become effective as of October 1, 2001 (the "Effective Date").

     NOW THEREFORE, in consideration of Executive's employment by the Company, and the mutual promises and covenants contained in, and the mutual benefits to be derived from this Agreement, and to set forth and establish the terms and conditions upon which Executive shall be employed by the Company, the parties hereto agree as follows:

         1.       Employment

     The Company hereby employs Executive and Executive hereby accepts such employment, upon the terms and conditions set forth herein.

         2.       Terms and Conditions of Employment.
                  ----------------------------------

          (a) Executive shall be employed in the position of President and Chief Executive Officer and shall supervise, control and be responsible for all aspects of the business activities of the Company and any subsidiary of the Company, including direct supervision of the day-to-day operations of the Company and any subsidiary of the Company. Executive shall also perform such related services and duties for the Company as are from time to time assigned or delegated to him from time to time by the Board of Directors.

          (b) Throughout his employment hereunder, Executive shall devote his full time, energy and skill to perform the duties of his employment
     (reasonable vacations in accordance with this Agreement and reasonable absences due to illness excepted), shall faithfully and industriously perform such duties, and shall use his best efforts to follow and implement all management policies and decisions of the Board of Directors.

         3.       Compensation and Benefits.
                  -------------------------

     As the entire consideration for the services to be performed and the obligations incurred by Executive hereunder, and subject to the terms and conditions hereof, during the term of this Agreement Executive shall be entitled to the following:

          (a) Salary. Commencing from the effective date of this Agreement, the Company shall pay Executive an annual salary of $150,000 (the "Annual Salary"). Such Annual Salary will be pro-rated for any partial employment period, will be payable in equal bi-weekly installments or at such other intervals as may be established for the Company's customary pay schedule. The Annual Salary is subject to such incremental increases as the Board of Directors may determine from time to time in its sole discretion.

         (b) Bonus. As additional compensation and as further consideration for his entering into this Agreement for services to be rendered by Executive, the Company may pay Executive annually following the end of each fiscal year, a cash bonus. Such bonus shall be paid to Executive upon the satisfaction by the Company of the performance objectives that shall be determined by the Board of Directors of the Company on an annual basis. Executive shall have the right to direct any portion of the bonus to be paid into a deferred compensation fund.

          (c) Incentive Stock Option Plan. Executive shall be entitled to participate in the Company's 1998 Incentive Stock Option Plan. As of the Effective Date of this Agreement, the Company shall cause to be issued to Executive stock options (in addition to the stock options previously issued to Executive) to purchase 750,000 shares of the Company's common stock pursuant to the terms and conditions of the plan at an exercise price of $1.00 per share, vesting annually in equal amounts on December 31, 2001, 2002 and 2003 and with an exercise period of five (5) years from the date of grant of such options. However, if there is a Change in Control (as defined below), all such stock options shall become vested as of the date of such Change in Control.

          (d) Additional Benefits. Executive shall be entitled to participate, to the extent of Executive's eligibility, in any Executive benefit plans made available by the Company to its Executives during the Term of this Agreement, including, without limitation, such profit sharing plans, 401K and cafeteria plans, and health, life, hospitalization, dental, disability or other insurance plans as may be in effect from time to time. Such participation shall be in accordance with the terms established from time to time by the Company for individual participation in any such plans.

          (e) Life Insurance. The Company shall provide Executive with a life insurance policy in an amount equal to the lessor of (i) twice his Annual Salary or (ii) the maximum amount allowable under the Company's life insurance plan.

          (f) Vacation, Sick Leave, and Holidays. Executive shall be entitled to four (4) weeks of vacation, and also sick leave and holidays at full pay in accordance with the Company's policies established and in effect from time to time.

          (g) Car Allowance. Executive shall be entitled to an automobile allowance of $550 per month payable on the first day of each month.

          (h) Deductions. The Company shall have the right to deduct and withhold from the compensation due to Executive hereunder, including Executive's Annual Salary and Compensation Bonus, if any, such taxes and other amounts as may be customary or required by law.

               (i) Change in Control. A "Change in Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such merger or consolidation, (iii) the Company shall sell all or substantially all of its assets to another corporation which is not a wholly-owned subsidiary or affiliate, (iv) as the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender or exchange offer, merger or business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company, or any successor thereto, or (v) a person, within the meaning of Section 3(a)(9) or of Section 1 3(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934 ("Exchange Act"), other than any Executive benefit plan then maintained by the Company, shall acquire more than 30% of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 1 3d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

         4.       Business Expenses.
                  -----------------

     The Company shall promptly reimburse Executive for all reasonable out-of-pocket business expenses incurred in performing Executive's duties hereunder, in accordance with the Company's policies with respect thereto in effect from time to time (including without limitation policies regarding prior consent for significant expenditures), provided that Executive promptly furnishes to the Company adequate records and other documentary evidence required by all federal and state statutes and regulations issued by the appropriate taxing authorities for the substantiation of each such business expense as a deduction on the federal and state income tax returns of the Company.

         5.       Term and Termination.
                  --------------------

          (a) Term. The Term of this Agreement shall commence on the Effective Date of this Agreement, and subject to earlier termination as provided below, and except for the provisions of this Agreement which, by their terms, continue in force beyond the termination hereof, the term of this Agreement shall end on December 31, 2003.

          (b) Termination on Death and for Cause. This Agreement, and Executive's employment hereunder, shall terminate upon Executive's death and is otherwise immediately terminable for cause (as defined below) upon written notice from the Company to Executive. As used in this Agreement, "cause" shall include: (i) habitual neglect of or deliberate or intentional refusal to perform any of Executive's duties or obligations under this Agreement or to follow Company policies or procedures following written notification by the Company to Executive of his failure to perform such duties or obligations or to follow such policies or procedures and a ten
     (10) day period for Executive to cure the failure set forth in such written notification; (ii) fraudulent or criminal activities; (iii) any grossly negligent activity; or (iv) deliberate breach of Company rules resulting in material loss or damage to the Company, or intentional or negligent
     unauthorized   disclosure  of  Company   trade   secrets  or   confidential
     information.

          (c) Termination for Disability. The Company's Board of Directors may terminate this Agreement, upon written notice to Executive, for the "disability" (as defined below) of Executive at the expiration of a consecutive twenty-six (26) week period of disability if the Board of Directors determines in its sole discretion that Executive's disability will prevent Executive from substantially performing Executive's duties hereunder. As used in this Agreement, "disability" shall be defined as (i) Executive's inability, by reason of physical or mental illness or other cause, to perform substantially Executive's duties hereunder; or (ii), in the discretion of the Board of Directors, as it is defined in any disability insurance policy in effect at the Company during the time in question. Executive shall receive full compensation, benefits, and reimbursement of expenses pursuant to the terms of this Agreement from the date disability begins until the date Executive receives notice of termination under this paragraph or until Executive begins to receive disability benefits pursuant to a Company disability insurance policy in an amount comparable to Executive's salary, whichever occurs first.

          (d) Termination Without Cause or for Good Reason. If the Company terminates Executive's employment hereunder during the Term of employment other than for "cause" (as defined above) by giving Executive at least ten
     (10) days written notice, or if Executive terminates his employment for "good reason" (as defined below) by giving the Company at least ten (10) days written notice, in such event the Company shall pay to Executive all salary and bonuses accrued up to and including the date of termination, all unused vacation and all unreimbursed expenses which are reimbursable pursuant to Section 4 incurred prior to such termination. As used in this Agreement, "good reason" shall be defined as (i) Executive's duties, responsibilities or authority as an Executive are materially reduced from those in effect on the date hereof or Executive no longer reports directly to the Board of Directors without the Executive's consent; (ii) the Executive's compensation or benefits are reduced without the Executive's consent; (iii) The Company has not obtained shareholder approval within one year from the date hereof of all the stock options granted to Executive pursuant to Section 3(c) above; In addition, in the event of such termination without cause or for good reason, the Company shall have the following duties:

               (i) The Company shall pay to Executive a severance payment in an amount equal to Executive's Annual Salary in effect on the date of termination, but not more than the Salary left to be paid during the remainder of the Term (the "Severance Payment"). The Severance Payment shall be paid in one lump sum payment if termination occurs pursuant to Section 5(d)(iv), otherwise the Severance Payment shall be paid in approximately equal bi-weekly installments, or at such other intervals as may be established for the Company's customary pay schedule, at the annual rate of Executive's Salary on the date of termination;

               (ii) The Company shall pay to Executive all deferred compensation, if any, owed to Executive, under any other agreement. However, any amounts owed under a 401(k) or other plan qualified under the Internal Revenue Code shall be paid in accordance with the terms and provisions of such plans;

               (iii) All outstanding stock options allocated to Executive which would have been vested at the end of the Term had Executive remained employed by the Company to the end of the Term, shall be immediately vested, subject to the restrictions that may apply under the law including restrictions applicable to any options granted under the Company's 1998 Incentive Stock Option Plan; and

               (iv) Executive shall no longer be subject to the covenants and agreements not to compete under Section 6 of this Agreement following the date of termination under this Section 5(d).

          (e) Mutual Voluntary Termination. In the event the parties mutually agree in writing to terminate this Agreement, Executive agrees, at the Company's request, to continue providing services for a requested period of time up to, but not more than, six months after such voluntary termination (the "Transition Period") to facilitate transition. Executive shall be an independent contractor and not an Executive during the Transition Period and shall be available to assist in the transition during such period. During the Transition Period, Executive shall receive compensation equal to 110 percent of the Salary at the time of the voluntary termination. Payment of such compensation shall be made at least monthly. It is understood and agreed that Executive, during the Transition Period, may be seeking other opportunities and will not be devoting 100 percent of his time to the affairs of the Company. The Company may elect to terminate the independent contractor relationship with Executive prior to the end of the Termination Period once Executive accepts a full time position with another company.

          (f) Effect of Termination. In the event Executive's employment is terminated hereunder, all obligations of the Company and all obligations of Executive shall cease except as otherwise provided herein. Upon such termination, Executive or Executive's representative or estate shall be entitled to receive only the compensation, benefits, and reimbursement earned or accrued by Executive under the terms of this Agreement prior to the date of termination computed pro rata up to and including the date of termination, but shall not be entitled to any further compensation, benefits, or reimbursement from such date, except as otherwise provided herein.

         6.       Covenant Not to Compete

          (a) Covenant. Executive hereby covenants and agrees that during the term of this Agreement and for a period of two (2) years thereafter, he will not, except as a director, officer, executive or consultant of the Company, or any subsidiary or affiliate of the Company, directly or indirectly own, manage, operate, join, control, or participate in the ownership, management, operation or control of, or be connected with (as director, officer, executive, consultant, agent, independent contractor of otherwise) in any other manner with any business engaged in the Defined Business (as described below) which is the same or substantially similar in nature to the business engaged in by the Company or contemplated by the Company as of the date thereof in the State of Utah, and each of the other states in the United States, and each foreign country, in which the Company may engage (whether directly or indirectly through subsidiaries, affiliates, franchisees, licensees, representatives, agents or otherwise) during the term of this Agreement and Executive's employment with the Company. Notwithstanding the foregoing, after termination of Executive's employment with the Company, Executive may contract as an independent contractor or be employed in a position with a business that is the same or substantially similar in nature to the business engaged by the Company, provided that Executive is neither employed by nor involved in any manner whatsoever with any part of the business that competes directly with any product of the Company and Executive does not work on any product that competes with any product existing, being designed or in development by the Company.

          (b) Definition of Defined Business. As used herein, the term "Defined Business" shall mean the business of developing, manufacturing, marketing or selling products that are similar to or compete with the current or contemplated products of the Company as of the date thereof.

          (c) Non-Solicitation Agreement. Executive shall not, directly or indirectly, solicit for employment, or advise or recommend to any other person that they solicit for employment, any executive of the Company (or any subsidiary or affiliate), during the term of this Agreement and Executive's employment with the Company and for a term of two years thereafter; provided however, that this paragraph shall not preclude Executive from giving an employment reference at the request of any Executive of the Company or at the request of a prospective employer of such Executive.

          (d) Conflicting Employment. Executive shall not, during the term of his employment with the Company, engage in any other employment, occupation, consulting or other business activity directly related to the business in which the Company is now involved or becomes involved during the term of his employment, nor will Executive engage in any other activities that conflict with his obligations to the Company.

          (e) Unique and Essential Nature of Services of Executive. Executive understands and acknowledges that the Company is entering into this Agreement in reliance upon the unique and essential nature of the personal services Executive is to perform as an Executive of the Company and that irreparable injury would befall the Company or its subsidiaries or affiliates should Executive serve a competitor of, or compete, with the Company or any of its subsidiaries or affiliates.

          (f) Acknowledgment of Reasonableness of Restrictions. Executive specifically acknowledges and agrees that the post-employment limitation upon his activities as specified above, together with the geographical limitations set forth above, are reasonable limitations as to time and place upon Executive's post-employment activities and that the restrictions are necessary to preserve, promote and protect the business, accounts and good-will of the Company and impose no greater restraint than is reasonably necessary to secure such protection.

          (g) Limitation on Scope or Duration. In the event that any provision of this Section 6 shall be held invalid or unenforceable by a court of competent jurisdiction by reason of the geographic or business scope or the duration thereof, such invalidity or unenforceability shall attach only to the scope or duration of such provision and shall not affect or render invalid or unenforceable any other provision of this Section 6 and, to the fullest extent permitted by law, this Section shall be construed as if the geographic or business scope or the duration of such provision had been more narrowly drafted so as not to be invalid or unenforceable but rather to provide the broadest protection to the Company permitted by law.

         7.       Confidential Information Agreement.
                  ----------------------------------

     Executive agrees that Executive will keep confidential and will not, during or after this Agreement, disclose, divulge, furnish or make accessible to any person, firm, corporation or other business entity, any information, trade secrets, customer information, marketing information, sales information, cost information, technical data, know-how, secret processes, discoveries, methods, patentable or unpatentable ideas, formulae, processing techniques or technical operations relating to the business, business practices, methods, products, processes, equipment, financial affairs or any confidential or secret aspect of the business of the Company, including the following: (i) information identifying or tending to identify any of the clients, customers, Executives, or distributors of the Company or any subsidiary of the Company; (ii) information regarding the intellectual property of the Company or any subsidiary of the Company, including all patents, trademarks, trade names, service marks, and copyrighted materials, all computer programs, computer software (in objet or executable code versions), computer source codes, and graphical user interface screens, and all copy, ideas, designs, methods, scripts, concepts, inventions, recordings, advertising and promotional materials, whether or not protected under any law; and (iii) information pertaining to the plans, products, services, processes, prospects, supplies, procedures, techniques, research and development, financial statements, and financial forecasts and projections of the Company or any subsidiary of the Company; but excluding information that has been intentionally disclosed to the public by the Company or any subsidiary of the Company or a disclosure required by law, by a court of competent jurisdiction, or to respond in good faith to a valid inquiry by a governmental authority (collectively, the "Confidential Information") without the prior written consent of the Company. Upon the termination of this Agreement for any reason, and at any time prior thereto upon request by the Company, Executive shall return to the Company all written records of any Confidential Information, together with any and all copies of such records, in Executive's possession. Any Confidential Information which Executive may conceive of or make during the Term of this Agreement shall be and remain the property of the Company. Executive agrees promptly to communicate and disclose all such Confidential Information to the Company and to execute and deliver to the Company any instruments deemed necessary by the Company to effect disclosure and assignment thereof to it.

         8.       Assignment.
                  ----------

     This Agreement is for the unique personal services of Executive and is not assignable or delegable in whole or in part by Executive without the consent of the Board of Directors of the Company. This Agreement may be assigned or delegated in whole or in part by the Company and, in such case, the terms of this Agreement shall inure to the benefit of, be assumed by, and be binding upon the entity to which this Agreement is assigned.

         9.       Inventions

          (a) Disclosure of Inventions. Executive hereby agrees that if he conceives, learns, makes, or first reduces to practice, either alone or jointly with others, any inventions, improvements, original works of authorship, formulas, processes, computer programs, techniques, know-how, or data relating to the Defined Business (hereinafter referred to collectively as "Inventions") while he is employed by the Company, he will promptly disclose such Inventions to the Company or to any person designated by it. Notwithstanding the fact that Executive may determine that the Company has no right to such Invention, he shall nevertheless promptly disclose any such Invention to the Company or to any person designated by it upon reasonable request.

          (b) Ownership, Assignment, Assistance, and Power of Attorney. All Inventions related to the Company's business activities, including the development of software for controlling motion-oriented equipment operating on a factory floor, shall be the sole and exclusive property of the Company, and the Company shall have the right to use and to apply for patents, copyrights, or other statutory or common law protection for such Inventions in any country. Executive hereby assigns to he Company any rights which he may acquire in such Inventions. Furthermore, Executive agrees to assist the Company in every proper way at the Company's expense to obtain patents, copyrights, and other statutory common law protections for such Inventions in any country and to enforce such rights from time to time. Specifically, Executive agrees to execute all documents as the Company may desire for use in applying for and in obtaining or enforcing such patents, copyrights, and other statutory or common law protections together with any assignments thereof to the Company or to any person designated by the Company. In the event the Company is unable for any reason whatsoever to secure Executive's signature to any lawful document required to apply for or to enforce any patent, copyright, or other statutory or common law protections for such Inventions, the Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to act in his stead to execute such documents and to do such other lawful and necessary acts to further the issuance and protection of such patents, copyrights, or other statutory or common law protection, such documents or such acts to have the same legal force and effect as if such documents were executed by or such acts were done by Executive.

         10.      Waiver or Modification.
                  ----------------------

     Any waiver, modification or amendment of any provision of this Agreement shall be effective only if in writing in a document that specifically refers to this Agreement and such document is signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision hereof or any subsequent breach of the same provision hereof.

         11.      Severability.
                  ------------

     If any provision of this Agreement is found to be unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

         12.      Notices.
                  -------

     Any notice required or permitted hereunder to be given by either party shall be in writing and shall be delivered personally or sent by certified or registered mail, postage prepaid, or by private courier, or by telex or telegram to the party to the address set forth below or to such other address as either party may designate from time to time according to the terms of this paragraph:

         To Executive at:                   Robert H. Reback
                                            6979 South High Tech Drive
                                            Salt Lake City, Utah 84047-3757

         To the Company at:                 Cimetrix Incorporated
                                            6979 South High Tech Drive
                                            Salt Lake City, Utah 84047-3757

         With a copy to:                    Randall A. Mackey, Esq.
                                            Mackey Price & Williams
                                            350 American Plaza II
                                            57 West 200 South
                                            Salt Lake City, Utah 84101-3663

     A notice delivered personally shall be effective upon receipt. A notice sent by facsimile or telegram shall be effective twenty-four (24) hours after the dispatch thereof. A notice delivered by mail or by private courier shall be effective on the third day after the day of mailing.

         13.      Attorney's Fees.
                  ---------------

         In the event of any action at law or equity to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and court costs in addition to any other relief to which such party may be entitled.


         14.      Entire Agreement.
                  ----------------

         This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except for the Incentive Stock Option Agreement between Executive and the Company, supersedes all prior agreements and understandings, both written and oral between the parties hereto with respect to the subject matter hereof and is not intended to confer upon any other person or entity any rights or remedies hereunder except as otherwise expressly provided herein.

         15.      Governing Law.
                  -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts entered into and to be performed entirely within such state.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above.

                                           EXECUTIVE:


                                           ------------------

                                           THE COMPANY:
                                           CIMETRIX INCORPORATED

                                           By:
                                              ---------------
                                           Its:
                                              ---------------

                                  Exhibit 10.5
                  (Employment Agreement for David P. Faulkner)


                              CIMETRIX INCORPORATED
                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into this ___ day of November, 2001, by and between CIMETRIX INCORPORATED, a Nevada corporation (the "Company") and David P. Faulkner (the "Executive"), to become effective as of October 1, 2001 (the "Effective Date").

     NOW THEREFORE, in consideration of Executive's employment by the Company, and the mutual promises and covenants contained in, and the mutual benefits to be derived from this Agreement, and to set forth and establish the terms and conditions upon which Executive shall be employed by the Company, the parties hereto agree as follows:

         I.       Employment

     The Company hereby employs Executive and Executive hereby accepts such employment, upon the terms and conditions set forth herein.

         2.       Terms and Conditions of Employment.
                  ----------------------------------

          (a) Executive shall be employed in the position of Executive Vice President and Managing Director of Machine Control Products and, subject to direction from the President and Chief Executive Officer, shall supervise, control and be responsible for Non-Semiconductor Sales and Machine Control product management for the Company and any subsidiary of the Company, including direct supervision of day-to-day activities relating to Non-Semiconductor Sales and Machine Control product management of the Company and any subsidiary of the Company. Executive shall also perform such related services and duties for the Company as are from time to time assigned or delegated to him from time to time by the President and Chief Executive Officer and the Board of Directors. Executive shall report directly to the President and Chief Executive Officer.

          (b) Throughout his employment hereunder, Executive shall devote his full time, energy and skill to perform the duties of his employment
     (reasonable vacations in accordance with this Agreement and reasonable absences due to illness excepted), shall faithfully and industriously perform such duties, and shall use his best efforts to follow and implement all management policies and decisions of the President and Chief Executive Officer.

         3.       Compensation and Benefits.
                  -------------------------

     As the entire consideration for the services to be performed and the obligations incurred by Executive hereunder, and subject to the terms and conditions hereof, during the term of this Agreement Executive shall be entitled to the following:

          (a) Salary. Commencing from the effective date of this Agreement, the Company shall pay Executive an annual salary of $150,000 (the "Annual Salary"). Such Annual Salary will be pro-rated for any partial employment period, will be payable in equal bi-weekly installments or at such other intervals as may be established for the Company's customary pay schedule. The Annual Salary is subject to such incremental increases as the President and Chief Executive Officer may determine from time to time in its sole discretion.

          (b) Bonus. As additional compensation and as further consideration for his entering into this Agreement for services to be rendered by Executive, the Company may pay Executive annually following the end of each fiscal year, a cash bonus. Such bonus shall be paid to Executive upon the satisfaction by the Company of the performance objectives that shall be determined by the President and Chief Executive Officer of the Company on an annual basis. Executive shall have the right to direct any portion of the bonus to be paid into a deferred compensation fund.

          (c) Incentive Stock Option Plan. Executive shall be entitled to participate in the Company's 1998 Incentive Stock Option Plan. As of the Effective Date of this Agreement, the Company shall cause to be issued to Executive stock options (in addition to the stock options previously issued to Executive) to purchase 500,000 shares of the Company's common stock pursuant to the terms and conditions of the plan at an exercise price of $1.00 per share, vesting annually in equal amounts on December 31, 2001, 2002 and 2003 and with an exercise period of five (5) years from the date of grant of such options. However, if there is a Change in Control (as defined below), all such stock options shall become vested as of the date of such Change in Control.

          (d) Additional Benefits. Executive shall be entitled to participate, to the extent of Executive's eligibility, in any Executive benefit plans made available by the Company to its Executives during the Term of this Agreement, including, without limitation, such profit sharing plans, 401K and cafeteria plans, and health, life, hospitalization, dental, disability or other insurance plans as may be in effect from time to time. Such participation shall be in accordance with the terms established from time to time by the Company for individual participation in any such plans.

          (e) Life Insurance. The Company shall provide Executive with a life insurance policy in an amount equal to the lessor of (i) twice his Annual Salary or (ii) the maximum amount allowable under the Company's life insurance plan.

          (f) Vacation, Sick Leave, and Holidays. Executive shall be entitled to four (4) weeks of vacation, and also sick leave and holidays at full pay in accordance with the Company's policies established and in effect from time to time.

          (g) Car Allowance. Executive shall be entitled to an automobile allowance of $550 per month payable on the first day of each month.

          (h) Deductions. The Company shall have the right to deduct and withhold from the compensation due to Executive hereunder, including Executive's Annual Salary and Compensation Bonus, if any, such taxes and other amounts as may be customary or required by law.

               (i) Change in Control. A "Change in Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such merger or consolidation, (iii) the Company shall sell all or substantially all of its assets to another corporation which is not a wholly-owned subsidiary or affiliate, (iv) as the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender or exchange offer, merger or business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company, or any successor thereto, or (v) a person, within the meaning of Section 3(a)(9) or of Section 1 3(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934 ("Exchange Act"), other than any Executive benefit plan then maintained by the Company, shall acquire more than 30% of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 1 3d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

         4.       Business Expenses.
                  -----------------

     The Company shall promptly reimburse Executive for all reasonable out-of-pocket business expenses incurred in performing Executive's duties hereunder, in accordance with the Company's policies with respect thereto in effect from time to time (including without limitation policies regarding prior consent for significant expenditures), provided that Executive promptly furnishes to the Company adequate records and other documentary evidence required by all federal and state statutes and regulations issued by the appropriate taxing authorities for the substantiation of each such business expense as a deduction on the federal and state income tax returns of the Company.

         5.       Term and Termination.
                  --------------------

          (a) Term. The Term of this Agreement shall commence on the Effective Date of this Agreement, and subject to earlier termination as provided below, and except for the provisions of this Agreement which, by their terms, continue in force beyond the termination hereof, the term of this Agreement shall end on December 31, 2003.

          (b) Termination on Death and for Cause. This Agreement, and Executive's employment hereunder, shall terminate upon Executive's death and is otherwise immediately terminable for cause (as defined below) upon written notice from the Company to Executive. As used in this Agreement, "cause" shall include: (i) habitual neglect of or deliberate or intentional refusal to perform any of Executive's duties or obligations under this Agreement or to follow Company policies or procedures following written notification by the Company to Executive of his failure to perform such duties or obligations or to follow such policies or procedures and a ten
     (10) day period for Executive to cure the failure set forth in such written notification; (ii) fraudulent or criminal activities; (iii) any grossly negligent activity; (iv) deliberate breach of Company rules resulting in material loss or damage to the Company, or intentional or negligent unauthorized disclosure of Company trade secrets or confidential information; or (v) if the Executive fails to fulfill the annual performance goals and objectives, which shall be mutually determined by Executive and the President and Chief Executive Officer. A determination whether Executive's actions justify termination for cause and the date such termination is effective shall be made by the President and Chief Executive Officer in his sole discretion. However, if Executive's employment is terminated for cause under Subsection 5(b)(v) of this section, the Company shall pay to Executive a severance payment in the amount equal to three (3) months of the salary then payable to Executive pursuant to Section 3(a) hereof on the date of termination, but not more than the Salary left to be paid during the remainder of the Term. This severance payment shall be made according to the terms and conditions in Section 5(d)(i) below.

          (c) Termination for Disability. The President and Chief Executive Officer may terminate this Agreement, upon written notice to Executive, for the "disability" (as defined below) of Executive at the expiration of a consecutive twenty-six (26) week period of disability if the President and Chief Executive Officer determines in its sole discretion that Executive's disability will prevent Executive from substantially performing Executive's duties hereunder. As used in this Agreement, "disability" shall be defined as (i) Executive's inability, by reason of physical or mental illness or other cause, to perform substantially Executive's duties hereunder; or
     (ii), in the discretion of the President and Chief Executive Officer, as it is defined in any disability insurance policy in effect at the Company during the time in question. Executive shall receive full compensation, benefits, and reimbursement of expenses pursuant to the terms of this Agreement from the date disability begins until the date Executive receives notice of termination under this paragraph or until Executive begins to receive disability benefits pursuant to a Company disability insurance policy in an amount comparable to Executive's salary, whichever occurs first.

          (d) Termination Without Cause or for Good Reason. If the Company terminates Executive's employment hereunder during the Term of employment other than for "cause" (as defined above) by giving Executive at least ten
     (10) days written notice, or if Executive terminates his employment for "good reason" (as defined below) by giving the Company at least ten (10) days written notice, in such event the Company shall pay to Executive all salary and bonuses accrued up to and including the date of termination, all unused vacation and all unreimbursed expenses which are reimbursable pursuant to Section 4 incurred prior to such termination. As used in this Agreement, "good reason" shall be defined as the Company has not obtained shareholder approval within one year from the date hereof of all the stock options granted to Executive pursuant to Section 3(c) above. In addition, in the event of such termination without cause or for good reason, the Company shall have the following duties:

               (i) The Company shall pay to Executive a severance payment in an amount equal to six (6) months of the salary then payable to Executive pursuant to Section 3(a) hereof on the date of termination, but not more than the Salary left to be paid during the remainder of the Term. This severance payment shall be paid in approximately equal bi-weekly installments, or at such other intervals as may be established for the Company's customary pay schedule, at the annual rate of Executive's Salary on the date of termination;

               (ii) The Company shall pay to Executive all deferred compensation, if any, owed to Executive, under any other agreement. However, any amounts owed under a 401(k) or other plan qualified under the Internal Revenue Code shall be paid in accordance with the terms and provisions of such plans;

               (iii) All outstanding stock options allocated to Executive which would have been vested at the end of the Term had Executive remained employed by the Company to the end of the Term, shall be immediately vested, subject to the restrictions that may apply under the law including restrictions applicable to any options granted under the Company's 1998 Incentive Stock Option Plan; and

               (iv) Executive shall no longer be subject to the covenants and agreements not to compete under Section 6 of this Agreement following the date of termination under this Section 5(d).

          (e) Mutual Voluntary Termination. In the event the parties mutually agree in writing to terminate this Agreement, Executive agrees, at the Company's request, to continue providing services for a requested period of time up to, but not more than, six months after such voluntary termination (the "Transition Period") to facilitate transition. Executive shall be an independent contractor and not an Executive during the Transition Period and shall be available to assist in the transition during such period. During the Transition Period, Executive shall receive compensation equal to 110 percent of the Salary at the time of the voluntary termination. Payment of such compensation shall be made at least monthly. It is understood and agreed that Executive, during the Transition Period, may be seeking other opportunities and will not be devoting 100 percent of his time to the affairs of the Company. The Company may elect to terminate the independent contractor relationship with Executive prior to the end of the Termination Period once Executive accepts a full time position with another company.

          (f) Effect of Termination. In the event Executive's employment is terminated hereunder, all obligations of the Company and all obligations of Executive shall cease except as otherwise provided herein. Upon such termination, Executive or Executive's representative or estate shall be entitled to receive only the compensation, benefits, and reimbursement earned or accrued by Executive under the terms of this Agreement prior to the date of termination computed pro rata up to and including the date of termination, but shall not be entitled to any further compensation, benefits, or reimbursement from such date, except as otherwise provided herein.

         6.       Covenant Not to Compete

          (a) Covenant. Executive hereby covenants and agrees that during the term of this Agreement and for a period of two (2) years thereafter, he will not, except as a director, officer, executive or consultant of the Company, or any subsidiary or affiliate of the Company, directly or indirectly own, manage, operate, join, control, or participate in the ownership, management, operation or control of, or be connected with (as director, officer, executive, consultant, agent, independent contractor of otherwise) in any other manner with any business engaged in the Defined Business (as described below) which is the same or substantially similar in nature to the business engaged in by the Company or contemplated by the Company as of the date thereof in the State of Utah, and each of the other states in the United States, and each foreign country, in which the Company may engage (whether directly or indirectly through subsidiaries, affiliates, franchisees, licensees, representatives, agents or otherwise) during the term of this Agreement and Executive's employment with the Company. Notwithstanding the foregoing, after termination of Executive's employment with the Company, Executive may contract as an independent contractor or be employed in a position with a business that is the same or substantially similar in nature to the business engaged by the Company, provided that Executive is neither employed by nor involved in any manner whatsoever with any part of the business that competes directly with any product of the Company and Executive does not work on any product that competes with any product existing, being designed or in development by the Company.

          (b) Definition of Defined Business. As used herein, the term "Defined Business" shall mean the business of developing, manufacturing, marketing or selling products that are similar to or compete with the current or contemplated products of the Company as of the date thereof.

          (c) Non-Solicitation Agreement. Executive shall not, directly or indirectly, solicit for employment, or advise or recommend to any other person that they solicit for employment, any executive of the Company (or any subsidiary or affiliate), during the term of this Agreement and Executive's employment with the Company and for a term of two years thereafter; provided however, that this paragraph shall not preclude Executive from giving an employment reference at the request of any Executive of the Company or at the request of a prospective employer of such Executive.

          (d) Conflicting Employment. Executive shall not, during the term of his employment with the Company, engage in any other employment, occupation, consulting or other business activity directly related to the business in which the Company is now involved or becomes involved during the term of his employment, nor will Executive engage in any other activities that conflict with his obligations to the Company.

          (e) Unique and Essential Nature of Services of Executive. Executive understands and acknowledges that the Company is entering into this Agreement in reliance upon the unique and essential nature of the personal services Executive is to perform as an Executive of the Company and that irreparable injury would befall the Company or its subsidiaries or affiliates should Executive serve a competitor of, or compete, with the Company or any of its subsidiaries or affiliates.

          (f) Acknowledgment of Reasonableness of Restrictions. Executive specifically acknowledges and agrees that the post-employment limitation upon his activities as specified above, together with the geographical limitations set forth above, are reasonable limitations as to time and place upon Executive's post-employment activities and that the restrictions are necessary to preserve, promote and protect the business, accounts and good-will of the Company and impose no greater restraint than is reasonably necessary to secure such protection.

          (g) Limitation on Scope or Duration. In the event that any provision of this Section 6 shall be held invalid or unenforceable by a court of competent jurisdiction by reason of the geographic or business scope or the duration thereof, such invalidity or unenforceability shall attach only to the scope or duration of such provision and shall not affect or render invalid or unenforceable any other provision of this Section 6 and, to the fullest extent permitted by law, this Section shall be construed as if the geographic or business scope or the duration of such provision had been more narrowly drafted so as not to be invalid or unenforceable but rather to provide the broadest protection to the Company permitted by law.

         7.       Confidential Information Agreement.
                  ----------------------------------

     Executive agrees that Executive will keep confidential and will not, during or after this Agreement, disclose, divulge, furnish or make accessible to any person, firm, corporation or other business entity, any information, trade secrets, customer information, marketing information, sales information, cost information, technical data, know-how, secret processes, discoveries, methods, patentable or unpatentable ideas, formulae, processing techniques or technical operations relating to the business, business practices, methods, products, processes, equipment, financial affairs or any confidential or secret aspect of the business of the Company, including the following: (i) information identifying or tending to identify any of the clients, customers, Executives, or distributors of the Company or any subsidiary of the Company; (ii) information regarding the intellectual property of the Company or any subsidiary of the Company, including all patents, trademarks, trade names, service marks, and copyrighted materials, all computer programs, computer software (in objet or executable code versions), computer source codes, and graphical user interface screens, and all copy, ideas, designs, methods, scripts, concepts, inventions, recordings, advertising and promotional materials, whether or not protected under any law; and (iii) information pertaining to the plans, products, services, processes, prospects, supplies, procedures, techniques, research and development, financial statements, and financial forecasts and projections of the Company or any subsidiary of the Company; but excluding information that has been intentionally disclosed to the public by the Company or any subsidiary of the Company or a disclosure required by law, by a court of competent jurisdiction, or to respond in good faith to a valid inquiry by a governmental authority (collectively, the "Confidential Information") without the prior written consent of the Company. Upon the termination of this Agreement for any reason, and at any time prior thereto upon request by the Company, Executive shall return to the Company all written records of any Confidential Information, together with any and all copies of such records, in Executive's possession. Any Confidential Information which Executive may conceive of or make during the Term of this Agreement shall be and remain the property of the Company. Executive agrees promptly to communicate and disclose all such Confidential Information to the Company and to execute and deliver to the Company any instruments deemed necessary by the Company to effect disclosure and assignment thereof to it.

         8.       Assignment.
                  ----------

     This Agreement is for the unique personal services of Executive and is not assignable or delegable in whole or in part by Executive without the consent of the President and Chief Executive Officer of the Company. This Agreement may be assigned or delegated in whole or in part by the Company and, in such case, the terms of this Agreement shall inure to the benefit of, be assumed by, and be binding upon the entity to which this Agreement is assigned.

         9.       Inventions

          (a) Disclosure of Inventions. Executive hereby agrees that if he conceives, learns, makes, or first reduces to practice, either alone or jointly with others, any inventions, improvements, original works of authorship, formulas, processes, computer programs, techniques, know-how, or data relating to the Defined Business (hereinafter referred to collectively as "Inventions") while he is employed by the Company, he will promptly disclose such Inventions to the Company or to any person designated by it. Notwithstanding the fact that Executive may determine that the Company has no right to such Invention, he shall nevertheless promptly disclose any such Invention to the Company or to any person designated by it upon reasonable request.

          (b) Ownership, Assignment, Assistance, and Power of Attorney. All Inventions related to the Company's business activities, including the development of software for controlling motion-oriented equipment operating on a factory floor, shall be the sole and exclusive property of the Company, and the Company shall have the right to use and to apply for patents, copyrights, or other statutory or common law protection for such Inventions in any country. Executive hereby assigns to he Company any rights which he may acquire in such Inventions. Furthermore, Executive agrees to assist the Company in every proper way at the Company's expense to obtain patents, copyrights, and other statutory common law protections for such Inventions in any country and to enforce such rights from time to time. Specifically, Executive agrees to execute all documents as the Company may desire for use in applying for and in obtaining or enforcing such patents, copyrights, and other statutory or common law protections together with any assignments thereof to the Company or to any person designated by the Company. In the event the Company is unable for any reason whatsoever to secure Executive's signature to any lawful document required to apply for or to enforce any patent, copyright, or other statutory or common law protections for such Inventions, the Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to act in his stead to execute such documents and to do such other lawful and necessary acts to further the issuance and protection of such patents, copyrights, or other statutory or common law protection, such documents or such acts to have the same legal force and effect as if such documents were executed by or such acts were done by Executive.

         10.      Waiver or Modification.
                  ----------------------

     Any waiver, modification or amendment of any provision of this Agreement shall be effective only if in writing in a document that specifically refers to this Agreement and such document is signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision hereof or any subsequent breach of the same provision hereof.

         11.      Severability.
                  ------------

     If any provision of this Agreement is found to be unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

         12.      Notices.
                  -------

     Any notice required or permitted hereunder to be given by either party shall be in writing and shall be delivered personally or sent by certified or registered mail, postage prepaid, or by private courier, or by telex or telegram to the party to the address set forth below or to such other address as either party may designate from time to time according to the terms of this paragraph:

         To Executive at:                   David P. Faulkner
                                            6979 South High Tech Drive
                                            Salt Lake City, Utah 84047-3757

         To the Company at:                 Cimetrix Incorporated
                                            6979 South High Tech Drive
                                            Salt Lake City, Utah 84047-3757

         With a copy to:                    Randall A. Mackey, Esq.
                                            Mackey Price & Williams
                                            350 American Plaza II
                                            57 West 200 South
                                            Salt Lake City, Utah 84101-3663

     A notice delivered personally shall be effective upon receipt. A notice sent by facsimile or telegram shall be effective twenty-four (24) hours after the dispatch thereof. A notice delivered by mail or by private courier shall be effective on the third day after the day of mailing.

         13.      Attorney's Fees.
                  ---------------

     In the event of any action at law or equity to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and court costs in addition to any other relief to which such party may be entitled.

         14.      Entire Agreement.
                  ----------------

     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except for the Incentive Stock Option Agreement between Executive and the Company, supersedes all prior agreements and understandings, both written and oral between the parties hereto with respect to the subject matter hereof and is not intended to confer upon any other person or entity any rights or remedies hereunder except as otherwise expressly provided herein.

         15.      Governing Law.
                  -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts entered into and to be performed entirely within such state.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above.

                                         EXECUTIVE:


                                           ------------------

                                           THE COMPANY:
                                           CIMETRIX INCORPORATED

                                           By:
                                              ---------------
                                           Its:
                                              ---------------

                                  Exhibit 10.6
                  (Employment Agreement for Michael D. Feaster)

                              CIMETRIX INCORPORATED
                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into this ___ day of November, 2001, by and between CIMETRIX INCORPORATED, a Nevada corporation (the "Company") and Michael D. Feaster (the "Executive"), to become effective as of October 1, 2001 (the "Effective Date").

     NOW THEREFORE, in consideration of Executive's employment by the Company, and the mutual promises and covenants contained in, and the mutual benefits to be derived from this Agreement, and to set forth and establish the terms and conditions upon which Executive shall be employed by the Company, the parties hereto agree as follows:

         I.       Employment

     The Company hereby employs Executive and Executive hereby accepts such employment, upon the terms and conditions set forth herein.

         2.       Terms and Conditions of Employment.
                  ----------------------------------

          (a) Executive shall be employed in the position of Vice President of Software Development and, subject to direction from the President and Chief Executive Officer, shall supervise, control and be responsible for software development for the Company and any subsidiary of the Company, including direct supervision of personnel relating to day-to-day activities of software development of the Company and any subsidiary of the Company.
     Executive shall also perform such related services and duties for the Company as are from time to time assigned or delegated to him from time to time by the President and Chief Executive Officer and the Board of Directors. Executive shall report directly to the President and Chief Executive Officer.

          (b) Throughout his employment hereunder, Executive shall devote his full time, energy and skill to perform the duties of his employment
     (reasonable vacations in accordance with this Agreement and reasonable absences due to illness excepted), shall faithfully and industriously perform such duties, and shall use his best efforts to follow and implement all management policies and decisions of the President and Chief Executive Officer.

         3.       Compensation and Benefits.
                  -------------------------

     As the entire consideration for the services to be performed and the obligations incurred by Executive hereunder, and subject to the terms and conditions hereof, during the term of this Agreement Executive shall be entitled to the following:

          (a) Salary. Commencing from the effective date of this Agreement, the Company shall pay Executive an annual salary of $125,000 (the "Annual Salary"). Such Annual Salary will be pro-rated for any partial employment period, will be payable in equal bi-weekly installments or at such other intervals as may be established for the Company's customary pay schedule. The Annual Salary is subject to such incremental increases as the President and Chief Executive Officer may determine from time to time in its sole discretion.

          (b) Bonus. As additional compensation and as further consideration for his entering into this Agreement for services to be rendered by Executive, the Company may pay Executive annually following the end of each fiscal year, a cash bonus. Such bonus shall be paid to Executive upon the satisfaction by the Company of the performance objectives that shall be determined by the President and Chief Executive Officer of the Company on an annual basis. Executive shall have the right to direct any portion of the bonus to be paid into a deferred compensation fund.

          (c) Incentive Stock Option Plan. Executive shall be entitled to participate in the Company's 1998 Incentive Stock Option Plan. As of the Effective Date of this Agreement, the Company shall cause to be issued to Executive stock options (in addition to the stock options previously issued to Executive) to purchase 300,000 shares of the Company's common stock pursuant to the terms and conditions of the plan at an exercise price of $1.00 per share, vesting annually in equal amounts on December 31, 2001, 2002 and 2003 and with an exercise period of five (5) years from the date of grant of such options. However, if there is a Change in Control (as defined below), all such stock options shall become vested as of the date of such Change in Control.

          (d) Additional Benefits. Executive shall be entitled to participate, to the extent of Executive's eligibility, in any Executive benefit plans made available by the Company to its Executives during the Term of this Agreement, including, without limitation, such profit sharing plans, 401K and cafeteria plans, and health, life, hospitalization, dental, disability or other insurance plans as may be in effect from time to time. Such participation shall be in accordance with the terms established from time to time by the Company for individual participation in any such plans.

          (e) Life Insurance. The Company shall provide Executive with a life insurance policy in an amount equal to the lessor of (i) twice his Annual Salary or (ii) the maximum amount allowable under the Company's life insurance plan.

          (f) Vacation, Sick Leave, and Holidays. Executive shall be entitled to four (4) weeks of vacation, and also sick leave and holidays at full pay in accordance with the Company's policies established and in effect from time to time.

          (g) Car Allowance. Executive shall be entitled to an automobile allowance of $350 per month payable on the first day of each month.

          (h) Deductions. The Company shall have the right to deduct and withhold from the compensation due to Executive hereunder, including Executive's Annual Salary and Compensation Bonus, if any, such taxes and other amounts as may be customary or required by law.

          (i) Change in Control. A "Change in Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such merger or consolidation, (iii) the Company shall sell all or substantially all of its assets to another corporation which is not a wholly-owned subsidiary or affiliate, (iv) as the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender or exchange offer, merger or business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company, or any successor thereto,  or (v) a person,  within the  meaning  of  Section  3(a)(9) or of
     Section 1 3(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934 ("Exchange Act"), other than any Executive benefit plan then maintained by the Company, shall acquire more than 30% of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 1 3d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

         4.       Business Expenses.
                  -----------------

     The Company shall promptly reimburse Executive for all reasonable out-of-pocket business expenses incurred in performing Executive's duties hereunder, in accordance with the Company's policies with respect thereto in effect from time to time (including without limitation policies regarding prior consent for significant expenditures), provided that Executive promptly furnishes to the Company adequate records and other documentary evidence required by all federal and state statutes and regulations issued by the appropriate taxing authorities for the substantiation of each such business expense as a deduction on the federal and state income tax returns of the Company.

         5.       Term and Termination.
                  --------------------

          (a) Term. The Term of this Agreement shall commence on the Effective Date of this Agreement, and subject to earlier termination as provided below, and except for the provisions of this Agreement which, by their terms, continue in force beyond the termination hereof, the term of this Agreement shall end on December 31, 2003.

          (b) Termination on Death and for Cause. This Agreement, and Executive's employment hereunder, shall terminate upon Executive's death and is otherwise immediately terminable for cause (as defined below) upon written notice from the Company to Executive. As used in this Agreement, "cause" shall include: (i) habitual neglect of or deliberate or intentional refusal to perform any of Executive's duties or obligations under this Agreement or to follow Company policies or procedures following written notification by the Company to Executive of his failure to perform such duties or obligations or to follow such policies or procedures and a ten
     (10) day period for Executive to cure the failure set forth in such written notification; (ii) fraudulent or criminal activities; (iii) any grossly negligent activity; (iv) deliberate breach of Company rules resulting in material loss or damage to the Company, or intentional or negligent unauthorized disclosure of Company trade secrets or confidential information; or (v) if the Executive fails to fulfill the annual performance goals and objectives, which shall be mutually determined by Executive and the President and Chief Executive Officer. A determination whether Executive's actions justify termination for cause and the date such termination is effective shall be made by the President and Chief Executive Officer in his sole discretion. However, if Executive's employment is terminated for cause under Subsection 5(b)(v) of this section, the Company shall pay to Executive a severance payment in the amount equal to three (3) months of the salary then payable to Executive pursuant to Section 3(a) hereof on the date of termination, but not more than the Salary left to be paid during the remainder of the Term. This severance payment shall be made according to the terms and conditions in Section 5(d)(i) below.

          (c) Termination for Disability. The President and Chief Executive Officer may terminate this Agreement, upon written notice to Executive, for the "disability" (as defined below) of Executive at the expiration of a consecutive twenty-six (26) week period of disability if the President and Chief Executive Officer determines in its sole discretion that Executive's disability will prevent Executive from substantially performing Executive's duties hereunder. As used in this Agreement, "disability" shall be defined as (i) Executive's inability, by reason of physical or mental illness or other cause, to perform substantially Executive's duties hereunder; or
     (ii), in the discretion of the President and Chief Executive Officer, as it is defined in any disability insurance policy in effect at the Company during the time in question. Executive shall receive full compensation, benefits, and reimbursement of expenses pursuant to the terms of this Agreement from the date disability begins until the date Executive receives notice of termination under this paragraph or until Executive begins to receive disability benefits pursuant to a Company disability insurance policy in an amount comparable to Executive's salary, whichever occurs first.

          (d) Termination Without Cause or for Good Reason. If the Company terminates Executive's employment hereunder during the Term of employment other than for "cause" (as defined above) by giving Executive at least ten
     (10) days written notice, or if Executive terminates his employment for "good reason" (as defined below) by giving the Company at least ten (10) days written notice, in such event the Company shall pay to Executive all salary and bonuses accrued up to and including the date of termination, all unused vacation and all unreimbursed expenses which are reimbursable pursuant to Section 4 incurred prior to such termination. As used in this Agreement, "good reason" shall be defined as the Company has not obtained shareholder approval within one year from the date hereof of all the stock options granted to Executive pursuant to Section 3(c) above. In addition, in the event of such termination without cause or for good reason, the Company shall have the following duties:

               (i) The Company shall pay to Executive a severance payment in an amount equal to six (6) months of the salary then payable to Executive pursuant to Section 3(a) hereof on the date of termination, but not more than the Salary left to be paid during the remainder of the Term. This severance payment shall be paid in approximately equal bi-weekly installments, or at such other intervals as may be established for the Company's customary pay schedule, at the annual rate of Executive's Salary on the date of termination;

               (ii) The Company shall pay to Executive all deferred compensation, if any, owed to Executive, under any other agreement. However, any amounts owed under a 401(k) or other plan qualified under the Internal Revenue Code shall be paid in accordance with the terms and provisions of such plans;

               (iii) All outstanding stock options allocated to Executive which would have been vested at the end of the Term had Executive remained employed by the Company to the end of the Term, shall be immediately vested, subject to the restrictions that may apply under the law including restrictions applicable to any options granted under the Company's 1998 Incentive Stock Option Plan; and

               (iv) Executive shall no longer be subject to the covenants and agreements not to compete under Section 6 of this Agreement following the date of termination under this Section 5(d).

          (e) Mutual Voluntary Termination. In the event the parties mutually agree in writing to terminate this Agreement, Executive agrees, at the Company's request, to continue providing services for a requested period of time up to, but not more than, six months after such voluntary termination (the "Transition Period") to facilitate transition. Executive shall be an independent contractor and not an Executive during the Transition Period and shall be available to assist in the transition during such period. During the Transition Period, Executive shall receive compensation equal to 110 percent of the Salary at the time of the voluntary termination. Payment of such compensation shall be made at least monthly. It is understood and agreed that Executive, during the Transition Period, may be seeking other opportunities and will not be devoting 100 percent of his time to the affairs of the Company. The Company may elect to terminate the independent contractor relationship with Executive prior to the end of the Termination Period once Executive accepts a full time position with another company.

          (f) Effect of Termination. In the event Executive's employment is terminated hereunder, all obligations of the Company and all obligations of Executive shall cease except as otherwise provided herein. Upon such termination, Executive or Executive's representative or estate shall be entitled to receive only the compensation, benefits, and reimbursement earned or accrued by Executive under the terms of this Agreement prior to the date of termination computed pro rata up to and including the date of termination, but shall not be entitled to any further compensation, benefits, or reimbursement from such date, except as otherwise provided herein.

         6.       Covenant Not to Compete

          (a) Covenant. Executive hereby covenants and agrees that during the term of this Agreement and for a period of two (2) years thereafter, he will not, except as a director, officer, executive or consultant of the Company, or any subsidiary or affiliate of the Company, directly or indirectly own, manage, operate, join, control, or participate in the ownership, management, operation or control of, or be connected with (as director, officer, executive, consultant, agent, independent contractor of otherwise) in any other manner with any business engaged in the Defined Business (as described below) which is the same or substantially similar in nature to the business engaged in by the Company or contemplated by the Company as of the date thereof in the State of Utah, and each of the other states in the United States, and each foreign country, in which the Company may engage (whether directly or indirectly through subsidiaries, affiliates, franchisees, licensees, representatives, agents or otherwise) during the term of this Agreement and Executive's employment with the Company. Notwithstanding the foregoing, after termination of Executive's employment with the Company, Executive may contract as an independent contractor or be employed in a position with a business that is the same or substantially similar in nature to the business engaged by the Company, provided that Executive is neither employed by nor involved in any manner whatsoever with any part of the business that competes directly with any product of the Company and Executive does not work on any product that competes with any product existing, being designed or in development by the Company.

          (b) Definition of Defined Business. As used herein, the term "Defined Business" shall mean the business of developing, manufacturing, marketing or selling products that are similar to or compete with the current or contemplated products of the Company as of the date thereof.

          (c) Non-Solicitation Agreement. Executive shall not, directly or indirectly, solicit for employment, or advise or recommend to any other person that they solicit for employment, any executive of the Company (or any subsidiary or affiliate), during the term of this Agreement and Executive's employment with the Company and for a term of two years thereafter; provided however, that this paragraph shall not preclude Executive from giving an employment reference at the request of any Executive of the Company or at the request of a prospective employer of such Executive.

          (d) Conflicting Employment. Executive shall not, during the term of his employment with the Company, engage in any other employment, occupation, consulting or other business activity directly related to the business in which the Company is now involved or becomes involved during the term of his employment, nor will Executive engage in any other activities that conflict with his obligations to the Company.

          (e) Unique and Essential Nature of Services of Executive. Executive understands and acknowledges that the Company is entering into this Agreement in reliance upon the unique and essential nature of the personal services Executive is to perform as an Executive of the Company and that irreparable injury would befall the Company or its subsidiaries or affiliates should Executive serve a competitor of, or compete, with the Company or any of its subsidiaries or affiliates.

          (f) Acknowledgment of Reasonableness of Restrictions. Executive specifically acknowledges and agrees that the post-employment limitation upon his activities as specified above, together with the geographical limitations set forth above, are reasonable limitations as to time and place upon Executive's post-employment activities and that the restrictions are necessary to preserve, promote and protect the business, accounts and good-will of the Company and impose no greater restraint than is reasonably necessary to secure such protection.

          (g) Limitation on Scope or Duration. In the event that any provision of this Section 6 shall be held invalid or unenforceable by a court of competent jurisdiction by reason of the geographic or business scope or the duration thereof, such invalidity or unenforceability shall attach only to the scope or duration of such provision and shall not affect or render invalid or unenforceable any other provision of this Section 6 and, to the fullest extent permitted by law, this Section shall be construed as if the geographic or business scope or the duration of such provision had been more narrowly drafted so as not to be invalid or unenforceable but rather to provide the broadest protection to the Company permitted by law.

         7.       Confidential Information Agreement.
                  ----------------------------------

     Executive agrees that Executive will keep confidential and will not, during or after this Agreement, disclose, divulge, furnish or make accessible to any person, firm, corporation or other business entity, any information, trade secrets, customer information, marketing information, sales information, cost information, technical data, know-how, secret processes, discoveries, methods, patentable or unpatentable ideas, formulae, processing techniques or technical operations relating to the business, business practices, methods, products, processes, equipment, financial affairs or any confidential or secret aspect of the business of the Company, including the following: (i) information identifying or tending to identify any of the clients, customers, Executives, or distributors of the Company or any subsidiary of the Company; (ii) information regarding the intellectual property of the Company or any subsidiary of the Company, including all patents, trademarks, trade names, service marks, and copyrighted materials, all computer programs, computer software (in objet or executable code versions), computer source codes, and graphical user interface screens, and all copy, ideas, designs, methods, scripts, concepts, inventions, recordings, advertising and promotional materials, whether or not protected under any law; and (iii) information pertaining to the plans, products, services, processes, prospects, supplies, procedures, techniques, research and development, financial statements, and financial forecasts and projections of the Company or any subsidiary of the Company; but excluding information that has been intentionally disclosed to the public by the Company or any subsidiary of the Company or a disclosure required by law, by a court of competent jurisdiction, or to respond in good faith to a valid inquiry by a governmental authority (collectively, the "Confidential Information") without the prior written consent of the Company. Upon the termination of this Agreement for any reason, and at any time prior thereto upon request by the Company, Executive shall return to the Company all written records of any Confidential Information, together with any and all copies of such records, in Executive's possession. Any Confidential Information which Executive may conceive of or make during the Term of this Agreement shall be and remain the property of the Company. Executive agrees promptly to communicate and disclose all such Confidential Information to the Company and to execute and deliver to the Company any instruments deemed necessary by the Company to effect disclosure and assignment thereof to it.

         8.       Assignment.
                  ----------

     This Agreement is for the unique personal services of Executive and is not assignable or delegable in whole or in part by Executive without the consent of the President and Chief Executive Officer of the Company. This Agreement may be assigned or delegated in whole or in part by the Company and, in such case, the terms of this Agreement shall inure to the benefit of, be assumed by, and be binding upon the entity to which this Agreement is assigned.

         9.       Inventions

          (a) Disclosure of Inventions. Executive hereby agrees that if he conceives, learns, makes, or first reduces to practice, either alone or jointly with others, any inventions, improvements, original works of authorship, formulas, processes, computer programs, techniques, know-how, or data relating to the Defined Business (hereinafter referred to collectively as "Inventions") while he is employed by the Company, he will promptly disclose such Inventions to the Company or to any person designated by it. Notwithstanding the fact that Executive may determine that the Company has no right to such Invention, he shall nevertheless promptly disclose any such Invention to the Company or to any person designated by it upon reasonable request.

          (b) Ownership, Assignment, Assistance, and Power of Attorney. All Inventions related to the Company's business activities, including the development of software for controlling motion-oriented equipment operating on a factory floor, shall be the sole and exclusive property of the Company, and the Company shall have the right to use and to apply for patents, copyrights, or other statutory or common law protection for such Inventions in any country. Executive hereby assigns to he Company any rights which he may acquire in such Inventions. Furthermore, Executive agrees to assist the Company in every proper way at the Company's expense to obtain patents, copyrights, and other statutory common law protections for such Inventions in any country and to enforce such rights from time to time. Specifically, Executive agrees to execute all documents as the Company may desire for use in applying for and in obtaining or enforcing such patents, copyrights, and other statutory or common law protections together with any assignments thereof to the Company or to any person designated by the Company. In the event the Company is unable for any reason whatsoever to secure Executive's signature to any lawful document required to apply for or to enforce any patent, copyright, or other statutory or common law protections for such Inventions, the Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to act in his stead to execute such documents and to do such other lawful and necessary acts to further the issuance and protection of such patents, copyrights, or other statutory or common law protection, such documents or such acts to have the same legal force and effect as if such documents were executed by or such acts were done by Executive.

         10.      Waiver or Modification.
                  ----------------------

     Any waiver, modification or amendment of any provision of this Agreement shall be effective only if in writing in a document that specifically refers to this Agreement and such document is signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision hereof or any subsequent breach of the same provision hereof.

         11.      Severability.
                  ------------

     If any provision of this Agreement is found to be unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

         12.      Notices.
                  -------

     Any notice required or permitted hereunder to be given by either party shall be in writing and shall be delivered personally or sent by certified or registered mail, postage prepaid, or by private courier, or by telex or telegram to the party to the address set forth below or to such other address as either party may designate from time to time according to the terms of this paragraph:

         To Executive at:                   Michael D. Feaster
                                            6979 South High Tech Drive
                                            Salt Lake City, Utah 84047-3757

         To the Company at:                 Cimetrix Incorporated
                                            6979 South High Tech Drive
                                            Salt Lake City, Utah 84047-3757

         With a copy to:                    Randall A. Mackey, Esq.
                                            Mackey Price & Williams
                                            350 American Plaza II
                                            57 West 200 South
                                            Salt Lake City, Utah 84101-3663

     A notice delivered personally shall be effective upon receipt. A notice sent by facsimile or telegram shall be effective twenty-four (24) hours after the dispatch thereof. A notice delivered by mail or by private courier shall be effective on the third day after the day of mailing.

         13.      Attorney's Fees.
                  ---------------

     In the event of any action at law or equity to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and court costs in addition to any other relief to which such party may be entitled.

         14.      Entire Agreement.
                  ----------------

     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except for the Incentive Stock Option Agreement between Executive and the Company, supersedes all prior agreements and understandings, both written and oral between the parties hereto with respect to the subject matter hereof and is not intended to confer upon any other person or entity any rights or remedies hereunder except as otherwise expressly provided herein.

         15.      Governing Law.
                  -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts entered into and to be performed entirely within such state.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above.
                                           EXECUTIVE:


                                           ------------------

                                           THE COMPANY:
                                           CIMETRIX INCORPORATED

                                           By:
                                              ---------------
                                           Its:
                                              ---------------

                                  Exhibit 10.7
                  (Employment Agreement for Steven K. Sorensen)


                              CIMETRIX INCORPORATED
                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into this ___ day of November, 2001, by and between CIMETRIX INCORPORATED, a Nevada corporation (the "Company") and Steven K. Sorensen (the "Executive"), to become effective as of October 1, 2001 (the "Effective Date").

     NOW THEREFORE, in consideration of Executive's employment by the Company, and the mutual promises and covenants contained in, and the mutual benefits to be derived from this Agreement, and to set forth and establish the terms and conditions upon which Executive shall be employed by the Company, the parties hereto agree as follows:

         I.       Employment

     The Company hereby employs Executive and Executive hereby accepts such employment, upon the terms and conditions set forth herein.

         2.       Terms and Conditions of Employment.
                  ----------------------------------

          (a) Executive shall be employed in the position of Vice President and Chief Technical Officer and, subject to direction from the Managing Director of Machine Control Products, shall supervise, control and be responsible for Machine Control product management of the Company and any subsidiary of the Company. Executive shall also perform such related services and duties for the Company as are from time to time assigned or delegated to him from time to time by the President and Chief Executive Officer and the Board of Directors. Executive shall report directly to the President and Chief Executive Officer.

          (b) Throughout his employment hereunder, Executive shall devote his full time, energy and skill to perform the duties of his employment
     (reasonable vacations in accordance with this Agreement and reasonable absences due to illness excepted), shall faithfully and industriously perform such duties, and shall use his best efforts to follow and implement all management policies and decisions of the President and Chief Executive Officer.

         3.       Compensation and Benefits.
                  -------------------------

     As the entire consideration for the services to be performed and the obligations incurred by Executive hereunder, and subject to the terms and conditions hereof, during the term of this Agreement Executive shall be entitled to the following:

          (a) Salary. Commencing from the effective date of this Agreement, the Company shall pay Executive an annual salary of $100,000 (the "Annual Salary"). Such Annual Salary will be pro-rated for any partial employment period, will be payable in equal bi-weekly installments or at such other intervals as may be established for the Company's customary pay schedule. The Annual Salary is subject to such incremental increases as the President and Chief Executive Officer may determine from time to time in its sole discretion.

          (b) Bonus. As additional compensation and as further consideration for his entering into this Agreement for services to be rendered by Executive, the Company may pay Executive annually following the end of each fiscal year, a cash bonus. Such bonus shall be paid to Executive upon the satisfaction by the Company of the performance objectives that shall be determined by the President and Chief Executive Officer of the Company on an annual basis. Executive shall have the right to direct any portion of the bonus to be paid into a deferred compensation fund.

          (c) Incentive Stock Option Plan. Executive shall be entitled to participate in the Company's 1998 Incentive Stock Option Plan. As of the Effective Date of this Agreement, the Company shall cause to be issued to Executive stock options (in addition to the stock options previously issued to Executive) to purchase 300,000 shares of the Company's common stock pursuant to the terms and conditions of the plan at an exercise price of $1.00 per share, vesting annually in equal amounts on December 31, 2001, 2002 and 2003 and with an exercise period of five (5) years from the date of grant of such options. However, if there is a Change in Control (as defined below), all such stock options shall become vested as of the date of such Change in Control.

          (d) Additional Benefits. Executive shall be entitled to participate, to the extent of Executive's eligibility, in any Executive benefit plans made available by the Company to its Executives during the Term of this Agreement, including, without limitation, such profit sharing plans, 401K and cafeteria plans, and health, life, hospitalization, dental, disability or other insurance plans as may be in effect from time to time. Such participation shall be in accordance with the terms established from time to time by the Company for individual participation in any such plans.

          (e) Life Insurance. The Company shall provide Executive with a life insurance policy in an amount equal to the lessor of (i) twice his Annual Salary or (ii) the maximum amount allowable under the Company's life insurance plan.

          (f) Vacation, Sick Leave, and Holidays. Executive shall be entitled to four (4) weeks of vacation, and also sick leave and holidays at full pay in accordance with the Company's policies established and in effect from time to time.

          (g) Car Allowance. Executive shall be entitled to an automobile allowance of $350 per month payable on the first day of each month after the Company returns to profitability.

          (h) Deductions. The Company shall have the right to deduct and withhold from the compensation due to Executive hereunder, including Executive's Annual Salary and Compensation Bonus, if any, such taxes and other amounts as may be customary or required by law.

          (i) Change in Control. A "Change in Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such merger or consolidation, (iii) the Company shall sell all or substantially all of its assets to another corporation which is not a wholly-owned subsidiary or affiliate, (iv) as the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender or exchange offer, merger or business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company, or any successor thereto,  or (v) a person,  within the  meaning  of  Section  3(a)(9) or of
     Section 1 3(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934 ("Exchange Act"), other than any Executive benefit plan then maintained by the Company, shall acquire more than 30% of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 1 3d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

         4.       Business Expenses.
                  -----------------

     The Company shall promptly reimburse Executive for all reasonable out-of-pocket business expenses incurred in performing Executive's duties hereunder, in accordance with the Company's policies with respect thereto in effect from time to time (including without limitation policies regarding prior consent for significant expenditures), provided that Executive promptly furnishes to the Company adequate records and other documentary evidence required by all federal and state statutes and regulations issued by the appropriate taxing authorities for the substantiation of each such business expense as a deduction on the federal and state income tax returns of the Company.

         5.       Term and Termination.
                  --------------------

          (a) Term. The Term of this Agreement shall commence on the Effective Date of this Agreement, and subject to earlier termination as provided below, and except for the provisions of this Agreement which, by their terms, continue in force beyond the termination hereof, the term of this Agreement shall end on December 31, 2003.

          (b) Termination on Death and for Cause. This Agreement, and Executive's employment hereunder, shall terminate upon Executive's death and is otherwise immediately terminable for cause (as defined below) upon written notice from the Company to Executive. As used in this Agreement, "cause" shall include: (i) habitual neglect of or deliberate or intentional refusal to perform any of Executive's duties or obligations under this Agreement or to follow Company policies or procedures following written notification by the Company to Executive of his failure to perform such duties or obligations or to follow such policies or procedures and a ten
     (10) day period for Executive to cure the failure set forth in such written notification; (ii) fraudulent or criminal activities; (iii) any grossly negligent activity; (iv) deliberate breach of Company rules resulting in material loss or damage to the Company, or intentional or negligent unauthorized disclosure of Company trade secrets or confidential information; or (v) if the Executive fails to fulfill the annual performance goals and objectives, which shall be mutually determined by Executive and the President and Chief Executive Officer. A determination whether Executive's actions justify termination for cause and the date such termination is effective shall be made by the President and Chief Executive Officer in his sole discretion. However, if Executive's employment is terminated for cause under Subsection 5(b)(v) of this section, the Company shall pay to Executive a severance payment in the amount equal to three (3) months of the salary then payable to Executive pursuant to Section 3(a) hereof on the date of termination, but not more than the Salary left to be paid during the remainder of the Term. This severance payment shall be made according to the terms and conditions in Section 5(d)(i) below.

          (c) Termination for Disability. The President and Chief Executive Officer may terminate this Agreement, upon written notice to Executive, for the "disability" (as defined below) of Executive at the expiration of a consecutive twenty-six (26) week period of disability if the President and Chief Executive Officer determines in its sole discretion that Executive's disability will prevent Executive from substantially performing Executive's duties hereunder. As used in this Agreement, "disability" shall be defined as (i) Executive's inability, by reason of physical or mental illness or other cause, to perform substantially Executive's duties hereunder; or
     (ii), in the discretion of the President and Chief Executive Officer, as it is defined in any disability insurance policy in effect at the Company during the time in question. Executive shall receive full compensation, benefits, and reimbursement of expenses pursuant to the terms of this Agreement from the date disability begins until the date Executive receives notice of termination under this paragraph or until Executive begins to receive disability benefits pursuant to a Company disability insurance policy in an amount comparable to Executive's salary, whichever occurs first.

          (d) Termination Without Cause or for Good Reason. If the Company terminates Executive's employment hereunder during the Term of employment other than for "cause" (as defined above) by giving Executive at least ten
     (10) days written notice, or if Executive terminates his employment for "good reason" (as defined below) by giving the Company at least ten (10) days written notice, in such event the Company shall pay to Executive all salary and bonuses accrued up to and including the date of termination, all unused vacation and all unreimbursed expenses which are reimbursable pursuant to Section 4 incurred prior to such termination. As used in this Agreement, "good reason" shall be defined as the Company has not obtained shareholder approval within one year from the date hereof of all the stock options granted to Executive pursuant to Section 3(c) above. In addition, in the event of such termination without cause or for good reason, the Company shall have the following duties:

               (i) The Company shall pay to Executive a severance payment in an amount equal to six (6) months of the salary then payable to Executive pursuant to Section 3(a) hereof on the date of termination, but not more than the Salary left to be paid during the remainder of the Term. This severance payment shall be paid in approximately equal bi-weekly installments, or at such other intervals as may be established for the Company's customary pay schedule, at the annual rate of Executive's Salary on the date of termination;

               (ii) The Company shall pay to Executive all deferred compensation, if any, owed to Executive, under any other agreement. However, any amounts owed under a 401(k) or other plan qualified under the Internal Revenue Code shall be paid in accordance with the terms and provisions of such plans;

               (iii) All outstanding stock options allocated to Executive which would have been vested at the end of the Term had Executive remained employed by the Company to the end of the Term, shall be immediately vested, subject to the restrictions that may apply under the law including restrictions applicable to any options granted under the Company's 1998 Incentive Stock Option Plan; and

               (iv) Executive shall no longer be subject to the covenants and agreements not to compete under Section 6 of this Agreement following the date of termination under this Section 5(d).

          (e) Mutual Voluntary Termination. In the event the parties mutually agree in writing to terminate this Agreement, Executive agrees, at the Company's request, to continue providing services for a requested period of time up to, but not more than, six months after such voluntary termination (the "Transition Period") to facilitate transition. Executive shall be an independent contractor and not an Executive during the Transition Period and shall be available to assist in the transition during such period. During the Transition Period, Executive shall receive compensation equal to 110 percent of the Salary at the time of the voluntary termination. Payment of such compensation shall be made at least monthly. It is understood and agreed that Executive, during the Transition Period, may be seeking other opportunities and will not be devoting 100 percent of his time to the affairs of the Company. The Company may elect to terminate the independent contractor relationship with Executive prior to the end of the Termination Period once Executive accepts a full time position with another company.

          (f) Effect of Termination. In the event Executive's employment is terminated hereunder, all obligations of the Company and all obligations of Executive shall cease except as otherwise provided herein. Upon such termination, Executive or Executive's representative or estate shall be entitled to receive only the compensation, benefits, and reimbursement earned or accrued by Executive under the terms of this Agreement prior to the date of termination computed pro rata up to and including the date of termination, but shall not be entitled to any further compensation, benefits, or reimbursement from such date, except as otherwise provided herein.

         6.       Covenant Not to Compete

          (a) Covenant. Executive hereby covenants and agrees that during the term of this Agreement and for a period of two (2) years thereafter, he will not, except as a director, officer, executive or consultant of the Company, or any subsidiary or affiliate of the Company, directly or indirectly own, manage, operate, join, control, or participate in the ownership, management, operation or control of, or be connected with (as director, officer, executive, consultant, agent, independent contractor of otherwise) in any other manner with any business engaged in the Defined Business (as described below) which is the same or substantially similar in nature to the business engaged in by the Company or contemplated by the Company as of the date thereof in the State of Utah, and each of the other states in the United States, and each foreign country, in which the Company may engage (whether directly or indirectly through subsidiaries, affiliates, franchisees, licensees, representatives, agents or otherwise) during the term of this Agreement and Executive's employment with the Company. Notwithstanding the foregoing, after termination of Executive's employment with the Company, Executive may contract as an independent contractor or be employed in a position with a business that is the same or substantially similar in nature to the business engaged by the Company, provided that Executive is neither employed by nor involved in any manner whatsoever with any part of the business that competes directly with any product of the Company and Executive does not work on any product that competes with any product existing, being designed or in development by the Company.

          (b) Definition of Defined Business. As used herein, the term "Defined Business" shall mean the business of developing, manufacturing, marketing or selling products that are similar to or compete with the current or contemplated products of the Company as of the date thereof.

          (c) Non-Solicitation Agreement. Executive shall not, directly or indirectly, solicit for employment, or advise or recommend to any other person that they solicit for employment, any executive of the Company (or any subsidiary or affiliate), during the term of this Agreement and Executive's employment with the Company and for a term of two years thereafter; provided however, that this paragraph shall not preclude Executive from giving an employment reference at the request of any Executive of the Company or at the request of a prospective employer of such Executive.

          (d) Conflicting Employment. Executive shall not, during the term of his employment with the Company, engage in any other employment, occupation, consulting or other business activity directly related to the business in which the Company is now involved or becomes involved during the term of his employment, nor will Executive engage in any other activities that conflict with his obligations to the Company.

          (e) Unique and Essential Nature of Services of Executive. Executive understands and acknowledges that the Company is entering into this Agreement in reliance upon the unique and essential nature of the personal services Executive is to perform as an Executive of the Company and that irreparable injury would befall the Company or its subsidiaries or affiliates should Executive serve a competitor of, or compete, with the Company or any of its subsidiaries or affiliates.

          (f) Acknowledgment of Reasonableness of Restrictions. Executive specifically acknowledges and agrees that the post-employment limitation upon his activities as specified above, together with the geographical limitations set forth above, are reasonable limitations as to time and place upon Executive's post-employment activities and that the restrictions are necessary to preserve, promote and protect the business, accounts and good-will of the Company and impose no greater restraint than is reasonably necessary to secure such protection.

          (g) Limitation on Scope or Duration. In the event that any provision of this Section 6 shall be held invalid or unenforceable by a court of competent jurisdiction by reason of the geographic or business scope or the duration thereof, such invalidity or unenforceability shall attach only to the scope or duration of such provision and shall not affect or render invalid or unenforceable any other provision of this Section 6 and, to the fullest extent permitted by law, this Section shall be construed as if the geographic or business scope or the duration of such provision had been more narrowly drafted so as not to be invalid or unenforceable but rather to provide the broadest protection to the Company permitted by law.

         7.       Confidential Information Agreement.
                  ----------------------------------

     Executive agrees that Executive will keep confidential and will not, during or after this Agreement, disclose, divulge, furnish or make accessible to any person, firm, corporation or other business entity, any information, trade secrets, customer information, marketing information, sales information, cost information, technical data, know-how, secret processes, discoveries, methods, patentable or unpatentable ideas, formulae, processing techniques or technical operations relating to the business, business practices, methods, products, processes, equipment, financial affairs or any confidential or secret aspect of the business of the Company, including the following: (i) information identifying or tending to identify any of the clients, customers, Executives, or distributors of the Company or any subsidiary of the Company; (ii) information regarding the intellectual property of the Company or any subsidiary of the Company, including all patents, trademarks, trade names, service marks, and copyrighted materials, all computer programs, computer software (in objet or executable code versions), computer source codes, and graphical user interface screens, and all copy, ideas, designs, methods, scripts, concepts, inventions, recordings, advertising and promotional materials, whether or not protected under any law; and (iii) information pertaining to the plans, products, services, processes, prospects, supplies, procedures, techniques, research and development, financial statements, and financial forecasts and projections of the Company or any subsidiary of the Company; but excluding information that has been intentionally disclosed to the public by the Company or any subsidiary of the Company or a disclosure required by law, by a court of competent jurisdiction, or to respond in good faith to a valid inquiry by a governmental authority (collectively, the "Confidential Information") without the prior written consent of the Company. Upon the termination of this Agreement for any reason, and at any time prior thereto upon request by the Company, Executive shall return to the Company all written records of any Confidential Information, together with any and all copies of such records, in Executive's possession. Any Confidential Information which Executive may conceive of or make during the Term of this Agreement shall be and remain the property of the Company. Executive agrees promptly to communicate and disclose all such Confidential Information to the Company and to execute and deliver to the Company any instruments deemed necessary by the Company to effect disclosure and assignment thereof to it.

         8.       Assignment.
                  ----------

     This Agreement is for the unique personal services of Executive and is not assignable or delegable in whole or in part by Executive without the consent of the President and Chief Executive Officer of the Company. This Agreement may be assigned or delegated in whole or in part by the Company and, in such case, the terms of this Agreement shall inure to the benefit of, be assumed by, and be binding upon the entity to which this Agreement is assigned.

         9.       Inventions

          (a) Disclosure of Inventions. Executive hereby agrees that if he conceives, learns, makes, or first reduces to practice, either alone or jointly with others, any inventions, improvements, original works of authorship, formulas, processes, computer programs, techniques, know-how, or data relating to the Defined Business (hereinafter referred to collectively as "Inventions") while he is employed by the Company, he will promptly disclose such Inventions to the Company or to any person designated by it. Notwithstanding the fact that Executive may determine that the Company has no right to such Invention, he shall nevertheless promptly disclose any such Invention to the Company or to any person designated by it upon reasonable request.

          (b) Ownership, Assignment, Assistance, and Power of Attorney. All Inventions related to the Company's business activities, including the development of software for controlling motion-oriented equipment operating on a factory floor, shall be the sole and exclusive property of the Company, and the Company shall have the right to use and to apply for patents, copyrights, or other statutory or common law protection for such Inventions in any country. Executive hereby assigns to he Company any rights which he may acquire in such Inventions. Furthermore, Executive agrees to assist the Company in every proper way at the Company's expense to obtain patents, copyrights, and other statutory common law protections for such Inventions in any country and to enforce such rights from time to time. Specifically, Executive agrees to execute all documents as the Company may desire for use in applying for and in obtaining or enforcing such patents, copyrights, and other statutory or common law protections together with any assignments thereof to the Company or to any person designated by the Company. In the event the Company is unable for any reason whatsoever to secure Executive's signature to any lawful document required to apply for or to enforce any patent, copyright, or other statutory or common law protections for such Inventions, the Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to act in his stead to execute such documents and to do such other lawful and necessary acts to further the issuance and protection of such patents, copyrights, or other statutory or common law protection, such documents or such acts to have the same legal force and effect as if such documents were executed by or such acts were done by Executive.

         10.      Waiver or Modification.
                  ----------------------

         Any waiver, modification or amendment of any provision of this Agreement shall be effective only if in writing in a document that specifically refers to this Agreement and such document is signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision hereof or any subsequent breach of the same provision hereof.

         11.      Severability.
                  ------------

     If any provision of this Agreement is found to be unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

         12.      Notices.
                  -------

     Any notice required or permitted hereunder to be given by either party shall be in writing and shall be delivered personally or sent by certified or registered mail, postage prepaid, or by private courier, or by telex or telegram to the party to the address set forth below or to such other address as either party may designate from time to time according to the terms of this paragraph:

         To Executive at:                   Steven K. Sorensen
                                            6979 South High Tech Drive
                                            Salt Lake City, Utah 84047-3757

         To the Company at:                 Cimetrix Incorporated
                                            6979 South High Tech Drive
                                            Salt Lake City, Utah 84047-3757

         With a copy to:                    Randall A. Mackey, Esq.
                                            Mackey Price & Williams
                                            350 American Plaza II
                                            57 West 200 South
                                            Salt Lake City, Utah 84101-3663

     A notice delivered personally shall be effective upon receipt. A notice sent by facsimile or telegram shall be effective twenty-four (24) hours after the dispatch thereof. A notice delivered by mail or by private courier shall be effective on the third day after the day of mailing.

         13.      Attorney's Fees.
                  ---------------

     In the event of any action at law or equity to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and court costs in addition to any other relief to which such party may be entitled.

         14.      Entire Agreement.
                  ----------------

     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except for the Incentive Stock Option Agreement between Executive and the Company, supersedes all prior agreements and understandings, both written and oral between the parties hereto with respect to the subject matter hereof and is not intended to confer upon any other person or entity any rights or remedies hereunder except as otherwise expressly provided herein.

         15.      Governing Law.
                  -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts entered into and to be performed entirely within such state.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above.

                                           EXECUTIVE:


                                           ------------------

                                           THE COMPANY:
                                           CIMETRIX INCORPORATED

                                           By:
                                              ---------------
                                           Its:
                                              ---------------

                                  Exhibit 10.8
                   (Employment Agreement for Riley G. Astill)


                              CIMETRIX INCORPORATED
                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into this ___ day of November, 2001, by and between CIMETRIX INCORPORATED, a Nevada corporation (the "Company") and Riley G. Astill (the "Executive"), to become effective as of October 1, 2001 (the "Effective Date").

     NOW THEREFORE, in consideration of Executive's employment by the Company, and the mutual promises and covenants contained in, and the mutual benefits to be derived from this Agreement, and to set forth and establish the terms and conditions upon which Executive shall be employed by the Company, the parties hereto agree as follows:

         I.       Employment

     The Company hereby employs Executive and Executive hereby accepts such employment, upon the terms and conditions set forth herein.

         2.       Terms and Conditions of Employment.
                  ----------------------------------

          (a) Executive shall be employed in the position of Vice President and Chief Financial Officer and, subject to direction from the President and Chief Executive Officer, shall supervise, control and be responsible for Financial and Human Resource activities of the Company and any subsidiary of the Company, including direct supervision of day-to-day financial and human resource activities of the Company and any subsidiary of the Company. Executive shall also perform such related services and duties for the Company as are from time to time assigned or delegated to him from time to time by the President and Chief Executive Officer and the Board of Directors. Executive shall report directly to the President and Chief Executive Officer.

          (b) Throughout his employment hereunder, Executive shall devote his full time, energy and skill to perform the duties of his employment
     (reasonable vacations in accordance with this Agreement and reasonable absences due to illness excepted), shall faithfully and industriously perform such duties, and shall use his best efforts to follow and implement all management policies and decisions of the President and Chief Executive Officer.

         3.       Compensation and Benefits.
                  -------------------------

     As the entire consideration for the services to be performed and the obligations incurred by Executive hereunder, and subject to the terms and conditions hereof, during the term of this Agreement Executive shall be entitled to the following:

     (a) Salary. Commencing from the effective date of this Agreement, the Company shall pay Executive an annual salary of $80,000 (the "Annual Salary"). Such Annual Salary will be pro-rated for any partial employment period, will be payable in equal bi-weekly installments or at such other intervals as may be established for the Company's customary pay schedule. The Annual Salary is subject to such incremental increases as the President and Chief Executive Officer may determine from time to time in its sole discretion.

     (b) Bonus. As additional compensation and as further consideration for his entering into this Agreement for services to be rendered by Executive, the Company may pay Executive annually following the end of each fiscal year, a cash bonus. Such bonus shall be paid to Executive upon the satisfaction by the Company of the performance objectives that shall be determined by the President and Chief Executive Officer of the Company on an annual basis. Executive shall have the right to direct any portion of the bonus to be paid into a deferred compensation fund.

     (c) Incentive Stock Option Plan. Executive shall be entitled to participate in the Company's 1998 Incentive Stock Option Plan. As of the Effective Date of this Agreement, the Company shall cause to be issued to Executive stock options (in addition to the stock options previously issued to Executive) to purchase 150,000 shares of the Company's common stock pursuant to the terms and conditions of the plan at an exercise price of $1.00 per share, vesting annually in equal amounts on December 31, 2001, 2002 and 2003 and with an exercise period of five (5) years from the date of grant of such options. However, if there is a Change in Control (as defined below), all such stock options shall become vested as of the date of such Change in Control.

     (d) Additional Benefits. Executive shall be entitled to participate, to the extent of Executive's eligibility, in any Executive benefit plans made available by the Company to its Executives during the Term of this Agreement, including, without limitation, such profit sharing plans, 401K and cafeteria plans, and health, life, hospitalization, dental, disability or other insurance plans as may be in effect from time to time. Such participation shall be in accordance with the terms established from time to time by the Company for individual participation in any such plans.

     (e) Life Insurance. The Company shall provide Executive with a life insurance policy in an amount equal to the lessor of (i) twice his Annual Salary or (ii) the maximum amount allowable under the Company's life insurance plan.

     (f) Vacation, Sick Leave, and Holidays. Executive shall be entitled to four
(4) weeks of vacation, and also sick leave and holidays at full pay in accordance with the Company's policies established and in effect from time to time.

     (g) Car Allowance. Executive shall be entitled to an automobile allowance of $350 per month payable on the first day of each month.

     (h) Deductions. The Company shall have the right to deduct and withhold from the compensation due to Executive hereunder, including Executive's Annual Salary and Compensation Bonus, if any, such taxes and other amounts as may be customary or required by law.

     (i) Change in Control. A "Change in Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such merger or consolidation, (iii) the Company shall sell all or substantially all of its assets to another corporation which is not a wholly-owned subsidiary or affiliate, (iv) as the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender or exchange offer, merger or business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company, or any successor thereto, or (v) a person, within the meaning of Section 3(a)(9) or of Section 1 3(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934 ("Exchange Act"), other than any Executive benefit plan then maintained by the Company, shall acquire more than 30% of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 1 3d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

         4.       Business Expenses.
                  -----------------

     The Company shall promptly reimburse Executive for all reasonable out-of-pocket business expenses incurred in performing Executive's duties hereunder, in accordance with the Company's policies with respect thereto in effect from time to time (including without limitation policies regarding prior consent for significant expenditures), provided that Executive promptly furnishes to the Company adequate records and other documentary evidence required by all federal and state statutes and regulations issued by the appropriate taxing authorities for the substantiation of each such business expense as a deduction on the federal and state income tax returns of the Company.

         5.       Term and Termination.
                  --------------------

          (a) Term. The Term of this Agreement shall commence on the Effective Date of this Agreement, and subject to earlier termination as provided below, and except for the provisions of this Agreement which, by their terms, continue in force beyond the termination hereof, the term of this Agreement shall end on December 31, 2003.

          (b) Termination on Death and for Cause. This Agreement, and Executive's employment hereunder, shall terminate upon Executive's death and is otherwise immediately terminable for cause (as defined below) upon written notice from the Company to Executive. As used in this Agreement, "cause" shall include: (i) habitual neglect of or deliberate or intentional refusal to perform any of Executive's duties or obligations under this Agreement or to follow Company policies or procedures following written notification by the Company to Executive of his failure to perform such duties or obligations or to follow such policies or procedures and a ten
     (10) day period for Executive to cure the failure set forth in such written notification; (ii) fraudulent or criminal activities; (iii) any grossly negligent activity; (iv) deliberate breach of Company rules resulting in material loss or damage to the Company, or intentional or negligent unauthorized disclosure of Company trade secrets or confidential information; or (v) if the Executive fails to fulfill the annual performance goals and objectives, which shall be mutually determined by Executive and the President and Chief Executive Officer. A determination whether Executive's actions justify termination for cause and the date such termination is effective shall be made by the President and Chief Executive Officer in his sole discretion. However, if Executive's employment is terminated for cause under Subsection 5(b)(v) of this section, the Company shall pay to Executive a severance payment in the amount equal to three (3) months of the salary then payable to Executive pursuant to Section 3(a) hereof on the date of termination, but not more than the Salary left to be paid during the remainder of the Term. This severance payment shall be made according to the terms and conditions in Section 5(d)(i) below.

          (c) Termination for Disability. The President and Chief Executive Officer may terminate this Agreement, upon written notice to Executive, for the "disability" (as defined below) of Executive at the expiration of a consecutive twenty-six (26) week period of disability if the President and Chief Executive Officer determines in its sole discretion that Executive's disability will prevent Executive from substantially performing Executive's duties hereunder. As used in this Agreement, "disability" shall be defined as (i) Executive's inability, by reason of physical or mental illness or other cause, to perform substantially Executive's duties hereunder; or
     (ii), in the discretion of the President and Chief Executive Officer, as it is defined in any disability insurance policy in effect at the Company during the time in question. Executive shall receive full compensation, benefits, and reimbursement of expenses pursuant to the terms of this Agreement from the date disability begins until the date Executive receives notice of termination under this paragraph or until Executive begins to receive disability benefits pursuant to a Company disability insurance policy in an amount comparable to Executive's salary, whichever occurs first.

          (d) Termination Without Cause or for Good Reason. If the Company terminates Executive's employment hereunder during the Term of employment other than for "cause" (as defined above) by giving Executive at least ten
     (10) days written notice, or if Executive terminates his employment for "good reason" (as defined below) by giving the Company at least ten (10) days written notice, in such event the Company shall pay to Executive all salary and bonuses accrued up to and including the date of termination, all unused vacation and all unreimbursed expenses which are reimbursable pursuant to Section 4 incurred prior to such termination. As used in this Agreement, "good reason" shall be defined as the Company has not obtained shareholder approval within one year from the date hereof of all the stock options granted to Executive pursuant to Section 3(c) above. In addition, in the event of such termination without cause or for good reason, the Company shall have the following duties:

               (i) The Company shall pay to Executive a severance payment in an amount equal to six (6) months of the salary then payable to Executive pursuant to Section 3(a) hereof on the date of termination, but not more than the Salary left to be paid during the remainder of the Term. This severance payment shall be paid in approximately equal bi-weekly installments, or at such other intervals as may be established for the Company's customary pay schedule, at the annual rate of Executive's Salary on the date of termination;

               (ii) The Company shall pay to Executive all deferred compensation, if any, owed to Executive, under any other agreement. However, any amounts owed under a 401(k) or other plan qualified under the Internal Revenue Code shall be paid in accordance with the terms and provisions of such plans;

               (iii) All outstanding stock options allocated to Executive which would have been vested at the end of the Term had Executive remained employed by the Company to the end of the Term, shall be immediately vested, subject to the restrictions that may apply under the law including restrictions applicable to any options granted under the Company's 1998 Incentive Stock Option Plan; and

               (iv) Executive shall no longer be subject to the covenants and agreements not to compete under Section 6 of this Agreement following the date of termination under this Section 5(d).

          (e) Mutual Voluntary Termination. In the event the parties mutually agree in writing to terminate this Agreement, Executive agrees, at the Company's request, to continue providing services for a requested period of time up to, but not more than, six months after such voluntary termination (the "Transition Period") to facilitate transition. Executive shall be an independent contractor and not an Executive during the Transition Period and shall be available to assist in the transition during such period. During the Transition Period, Executive shall receive compensation equal to 110 percent of the Salary at the time of the voluntary termination. Payment of such compensation shall be made at least monthly. It is understood and agreed that Executive, during the Transition Period, may be seeking other opportunities and will not be devoting 100 percent of his time to the affairs of the Company. The Company may elect to terminate the independent contractor relationship with Executive prior to the end of the Termination Period once Executive accepts a full time position with another company.

          (f) Effect of Termination. In the event Executive's employment is terminated hereunder, all obligations of the Company and all obligations of Executive shall cease except as otherwise provided herein. Upon such termination, Executive or Executive's representative or estate shall be entitled to receive only the compensation, benefits, and reimbursement earned or accrued by Executive under the terms of this Agreement prior to the date of termination computed pro rata up to and including the date of termination, but shall not be entitled to any further compensation, benefits, or reimbursement from such date, except as otherwise provided herein.

         6.       Covenant Not to Compete

          (a) Covenant. Executive hereby covenants and agrees that during the term of this Agreement and for a period of two (2) years thereafter, he will not, except as a director, officer, executive or consultant of the Company, or any subsidiary or affiliate of the Company, directly or indirectly own, manage, operate, join, control, or participate in the ownership, management, operation or control of, or be connected with (as director, officer, executive, consultant, agent, independent contractor of otherwise) in any other manner with any business engaged in the Defined Business (as described below) which is the same or substantially similar in nature to the business engaged in by the Company or contemplated by the Company as of the date thereof in the State of Utah, and each of the other states in the United States, and each foreign country, in which the Company may engage (whether directly or indirectly through subsidiaries, affiliates, franchisees, licensees, representatives, agents or otherwise) during the term of this Agreement and Executive's employment with the Company. Notwithstanding the foregoing, after termination of Executive's employment with the Company, Executive may contract as an independent contractor or be employed in a position with a business that is the same or substantially similar in nature to the business engaged by the Company, provided that Executive is neither employed by nor involved in any manner whatsoever with any part of the business that competes directly with any product of the Company and Executive does not work on any product that competes with any product existing, being designed or in development by the Company.

          (b) Definition of Defined Business. As used herein, the term "Defined Business" shall mean the business of developing, manufacturing, marketing or selling products that are similar to or compete with the current or contemplated products of the Company as of the date thereof.

          (c) Non-Solicitation Agreement. Executive shall not, directly or indirectly, solicit for employment, or advise or recommend to any other person that they solicit for employment, any executive of the Company (or any subsidiary or affiliate), during the term of this Agreement and Executive's employment with the Company and for a term of two years thereafter; provided however, that this paragraph shall not preclude Executive from giving an employment reference at the request of any Executive of the Company or at the request of a prospective employer of such Executive.

          (d) Conflicting Employment. Executive shall not, during the term of his employment with the Company, engage in any other employment, occupation, consulting or other business activity directly related to the business in which the Company is now involved or becomes involved during the term of his employment, nor will Executive engage in any other activities that conflict with his obligations to the Company.

          (e) Unique and Essential Nature of Services of Executive. Executive understands and acknowledges that the Company is entering into this Agreement in reliance upon the unique and essential nature of the personal services Executive is to perform as an Executive of the Company and that irreparable injury would befall the Company or its subsidiaries or affiliates should Executive serve a competitor of, or compete, with the Company or any of its subsidiaries or affiliates.

          (f) Acknowledgment of Reasonableness of Restrictions. Executive specifically acknowledges and agrees that the post-employment limitation upon his activities as specified above, together with the geographical limitations set forth above, are reasonable limitations as to time and place upon Executive's post-employment activities and that the restrictions are necessary to preserve, promote and protect the business, accounts and good-will of the Company and impose no greater restraint than is reasonably necessary to secure such protection.

          (g) Limitation on Scope or Duration. In the event that any provision of this Section 6 shall be held invalid or unenforceable by a court of competent jurisdiction by reason of the geographic or business scope or the duration thereof, such invalidity or unenforceability shall attach only to the scope or duration of such provision and shall not affect or render invalid or unenforceable any other provision of this Section 6 and, to the fullest extent permitted by law, this Section shall be construed as if the geographic or business scope or the duration of such provision had been more narrowly drafted so as not to be invalid or unenforceable but rather to provide the broadest protection to the Company permitted by law.

         7.       Confidential Information Agreement.
                  ----------------------------------

     Executive agrees that Executive will keep confidential and will not, during or after this Agreement, disclose, divulge, furnish or make accessible to any person, firm, corporation or other business entity, any information, trade secrets, customer information, marketing information, sales information, cost information, technical data, know-how, secret processes, discoveries, methods, patentable or unpatentable ideas, formulae, processing techniques or technical operations relating to the business, business practices, methods, products, processes, equipment, financial affairs or any confidential or secret aspect of the business of the Company, including the following: (i) information identifying or tending to identify any of the clients, customers, Executives, or distributors of the Company or any subsidiary of the Company; (ii) information regarding the intellectual property of the Company or any subsidiary of the Company, including all patents, trademarks, trade names, service marks, and copyrighted materials, all computer programs, computer software (in objet or executable code versions), computer source codes, and graphical user interface screens, and all copy, ideas, designs, methods, scripts, concepts, inventions, recordings, advertising and promotional materials, whether or not protected under any law; and (iii) information pertaining to the plans, products, services, processes, prospects, supplies, procedures, techniques, research and development, financial statements, and financial forecasts and projections of the Company or any subsidiary of the Company; but excluding information that has been intentionally disclosed to the public by the Company or any subsidiary of the Company or a disclosure required by law, by a court of competent jurisdiction, or to respond in good faith to a valid inquiry by a governmental authority (collectively, the "Confidential Information") without the prior written consent of the Company. Upon the termination of this Agreement for any reason, and at any time prior thereto upon request by the Company, Executive shall return to the Company all written records of any Confidential Information, together with any and all copies of such records, in Executive's possession. Any Confidential Information which Executive may conceive of or make during the Term of this Agreement shall be and remain the property of the Company. Executive agrees promptly to communicate and disclose all such Confidential Information to the Company and to execute and deliver to the Company any instruments deemed necessary by the Company to effect disclosure and assignment thereof to it.

         8.       Assignment.
                  ----------

     This Agreement is for the unique personal services of Executive and is not assignable or delegable in whole or in part by Executive without the consent of the President and Chief Executive Officer of the Company. This Agreement may be assigned or delegated in whole or in part by the Company and, in such case, the terms of this Agreement shall inure to the benefit of, be assumed by, and be binding upon the entity to which this Agreement is assigned.

         9.       Inventions

          (a) Disclosure of Inventions. Executive hereby agrees that if he conceives, learns, makes, or first reduces to practice, either alone or jointly with others, any inventions, improvements, original works of authorship, formulas, processes, computer programs, techniques, know-how, or data relating to the Defined Business (hereinafter referred to collectively as "Inventions") while he is employed by the Company, he will promptly disclose such Inventions to the Company or to any person designated by it. Notwithstanding the fact that Executive may determine that the Company has no right to such Invention, he shall nevertheless promptly disclose any such Invention to the Company or to any person designated by it upon reasonable request.

          (b) Ownership, Assignment, Assistance, and Power of Attorney. All Inventions related to the Company's business activities, including the development of software for controlling motion-oriented equipment operating on a factory floor, shall be the sole and exclusive property of the Company, and the Company shall have the right to use and to apply for patents, copyrights, or other statutory or common law protection for such Inventions in any country. Executive hereby assigns to he Company any rights which he may acquire in such Inventions. Furthermore, Executive agrees to assist the Company in every proper way at the Company's expense to obtain patents, copyrights, and other statutory common law protections for such Inventions in any country and to enforce such rights from time to time. Specifically, Executive agrees to execute all documents as the Company may desire for use in applying for and in obtaining or enforcing such patents, copyrights, and other statutory or common law protections together with any assignments thereof to the Company or to any person designated by the Company. In the event the Company is unable for any reason whatsoever to secure Executive's signature to any lawful document required to apply for or to enforce any patent, copyright, or other statutory or common law protections for such Inventions, the Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to act in his stead to execute such documents and to do such other lawful and necessary acts to further the issuance and protection of such patents, copyrights, or other statutory or common law protection, such documents or such acts to have the same legal force and effect as if such documents were executed by or such acts were done by Executive.

         10.      Waiver or Modification.
                  ----------------------

     Any waiver, modification or amendment of any provision of this Agreement shall be effective only if in writing in a document that specifically refers to this Agreement and such document is signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision hereof or any subsequent breach of the same provision hereof.

         11.      Severability.
                  ------------

     If any provision of this Agreement is found to be unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

         12.      Notices.
                  -------

     Any notice required or permitted hereunder to be given by either party shall be in writing and shall be delivered personally or sent by certified or registered mail, postage prepaid, or by private courier, or by telex or telegram to the party to the address set forth below or to such other address as either party may designate from time to time according to the terms of this paragraph:

         To Executive at:                   Riley G. Astill
                                            6979 South High Tech Drive
                                            Salt Lake City, Utah 84047-3757

         To the Company at:                 Cimetrix Incorporated
                                            6979 South High Tech Drive
                                            Salt Lake City, Utah 84047-3757

         With a copy to:                    Randall A. Mackey, Esq.
                                            Mackey Price & Williams
                                            350 American Plaza II
                                            57 West 200 South
                                            Salt Lake City, Utah 84101-3663

     A notice delivered personally shall be effective upon receipt. A notice sent by facsimile or telegram shall be effective twenty-four (24) hours after the dispatch thereof. A notice delivered by mail or by private courier shall be effective on the third day after the day of mailing.

         13.      Attorney's Fees.
                  ---------------

     In the event of any action at law or equity to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and court costs in addition to any other relief to which such party may be entitled.

         14.      Entire Agreement.
                  ----------------

     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except for the Incentive Stock Option Agreement between Executive and the Company, supersedes all prior agreements and understandings, both written and oral between the parties hereto with respect to the subject matter hereof and is not intended to confer upon any other person or entity any rights or remedies hereunder except as otherwise expressly provided herein.

         15.      Governing Law.
                  -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts entered into and to be performed entirely within such state.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above.

                                                   EXECUTIVE:


                                           ------------------

                                           THE COMPANY:
                                           CIMETRIX INCORPORATED

                                           By:
                                              ---------------
                                           Its:
                                              ---------------